UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant   ☒

Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

PATHFINDER ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PATHFINDER ACQUISITION CORPORATION

1950 University Avenue, Suite 350

Palo Alto, CA 94303

SUPPLEMENT TO THE PROXY STATEMENT FOR

THE EXTRAORDINARY GENERAL MEETING OF

PATHFINDER ACQUISITION CORPORATION

Explanatory Note:

The purpose of this supplement (this “Supplement”) to the definitive Proxy Statement of Pathfinder Acquisition Corporation, filed with the Securities and Exchange Commission on January 17, 2023 (the “Proxy Statement”), relating to our extraordinary general meeting to be held on February 8, 2023 (the “Shareholder Meeting”) is to file the updated proxy card (the “New Proxy Card”) which corrects the virtual meeting website address therein. A copy of the New Proxy Card is attached to this Supplement.

There are no changes to the proposals to be acted upon at the Shareholder Meeting, which are described in the Proxy Statement. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement.

TO THE EXTENT THAT INFORMATION IN THIS SUPPLEMENT DIFFERS FROM OR UPDATES INFORMATION CONTAINED IN THE PROXY STATEMENT, THE INFORMATION IN THIS SUPPLEMENT IS MORE CURRENT.

The date of this Supplement to the proxy statement is January 18, 2023.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PATHFINDER ACQUISITION CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 7, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:
https://www.cstproxy.com/pathfinderacquisition/sm2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

PATHFINDER ACQUISITION CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO THE SHAREHOLDERS OF PATHFINDER ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the "extraordinary general meeting") of Pathfinder Acquisition Corporation, a Cayman Islands exempted company ("Pathfinder"), will be held at 10:00 a.m., Eastern Time, on February 8, 2023, at the offices of Kirkland & Ellis LLP at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually via live webcast at **https://www.cstproxy.com/pathfinderacquisition/sm2023**, or on such other date and at such other place to which the meeting may be postponed or adjourned. As part of our precautions regarding COVID-19, we are planning for the meeting to be held virtually over the internet, but the physical location of the meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association. You are cordially invited to attend the extraordinary general meeting, which will be held for the following purposes:

Each of the Business Combination Proposal, the Domestication Proposal, the Charter Amendment Proposal, the Advisory Governing Documents Proposals, the Nasdaq Proposal, the Stock Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on February 8, 2023

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/pathfinderacquisition/sm2023

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 (INCLUDING PROPOSALS A, B, C AND D), 5, 6, 7 AND 8.

Proposal No. 1 — The Business Combination Proposal — RESOLVED, as an ordinary resolution, that Pathfinder's entry into the Business Combination Agreement, dated as of October 3, 2022 (as may be amended, supplemented, or otherwise modified from time to time) (the "Business Combination Agreement"), by and among Pathfinder, Motion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Pathfinder ("Merger Sub"), and Movella Inc., a Delaware corporation ("Movella"), a copy of which is attached to the proxy statement/prospectus as Annex A, be approved, pursuant to which, among other things, Pathfinder shall transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation, on the terms and subject to the conditions of the Business Combination Agreement, including by filing a certificate of domestication and deregistering as a Cayman Island exempt company, adopting the name "Movella Holdings Inc." (hereinafter referred to as "New Movella"), (a) on the date of the closing of the domestication of Pathfinder as a Delaware corporation (the "Domestication") and the remaining transactions contemplated by the Business Combination Agreement (the "Business Combination"), promptly following the Pre-Closing Recapitalization (as defined in the accompanying proxy statement/prospectus) of Movella and the Domestication, Merger Sub will merge with and into Movella (the "Merger"), with Movella as the surviving company in the Merger and, after giving effect to the Merger, Movella will be a wholly owned subsidiary of New Movella and (b) at the effective time of the Merger (the "Effective Time"), each share of capital stock of Movella outstanding as of immediately prior to the Effective Time (other than any shares held by dissenting holders of shares of common stock of Movella who demand appraisal of such shares and comply with Section 262 of the General Corporation Law of the State of Delaware) will be automatically cancelled and extinguished and converted into the right to receive a number of shares of common stock, par value $0.0001 per share, of New Movella ("New Movella Common Stock") and outstanding options to purchase shares of the common stock, par value $0.01 per share, of Movella ("Movella Options") (whether vested or unvested) will be cancelled and extinguished in exchange for an option to purchase New Movella Common Stock (on an as-converted basis) in each case, under the plan proposed to be adopted in connection with the Stock Incentive Proposal and subject to the same terms and conditions as applied to the Movella Option immediately prior to the Effective Time (other than those rendered inoperative by the transactions contemplated by the Business Combination Agreement), with the new number of options and exercise price as set forth therein, and based on an implied Movella pre-transaction equity value of $375 million, subject to certain adjustments.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 2 — The Domestication Proposal — RESOLVED, as a special resolution, that Pathfinder be transferred by way of continuation to Delaware pursuant to Part XII of the Cayman Islands Companies Act and Section 388 of the General Corporation Law of the State of Delaware and, immediately upon being de-registered in the Cayman Islands, Pathfinder be continued and domesticated as a corporation under the laws of the state of Delaware and, conditional upon, and with effect from, the registration of Pathfinder as a corporation in the State of Delaware, the name of Pathfinder be changed from "Pathfinder Acquisition Corporation" to "Movella Holdings Inc."

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 3 — The Charter Amendment Proposal — RESOLVED, as a special resolution, that the certificate of incorporation and bylaws of New Movella, copies of which are attached to the proxy statement/prospectus as Annex B and Annex C, respectively, be approved as the certificate of incorporation and bylaws of New Movella, conditional upon, and with effect from the effectiveness of the Domestication.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 4 — Advisory Governing Documents Proposals — to consider and vote upon the following four (4) separate resolutions, each as an ordinary resolution and on a non-binding advisory basis, to approve the following material differences between the amended and restated memorandum and articles of association of Pathfinder ("Existing Governing Documents") and the proposed new certificate of incorporation, a copy of which is attached to the proxy statement/prospectus as Annex B (the "Proposed Certificate of Incorporation") and the proposed new bylaws, a copy of which is attached to the proxy statement/prospectus as Annex C (the "Proposed Bylaws", and together with the Proposed Certificate of Incorporation, the "Proposed Governing Documents") of "Movella Holdings Inc." upon the Domestication (such proposals, collectively, the "Advisory Governing Documents Proposals").

Proposal No. 4 — Advisory Governing Documents Proposal A — RESOLVED, as a non-binding advisory resolution, that the change in the authorized share capital of Pathfinder from (i) US$33,100.00 divided into 300,000,000 Class A ordinary shares, par value $0.0001 per share, 30,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share, to (ii) US$9,200 divided into 900,000,000 shares of common stock, par value $0.00001 per share, of New Movella, and 20,000,000 shares of preferred stock, par value $0.00001 per share, of New Movella, be approved.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 4 — Advisory Governing Documents Proposal B — RESOLVED, as a non-binding advisory resolution, that the authorization to the board of directors of New Movella (the "New Movella Board") to issue any or all shares of New Movella Preferred Stock in one or more classes or series, with such terms and conditions as may be expressly determined by the New Movella Board and as may be permitted by the Delaware General Corporation Law be approved.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 4 — Advisory Governing Documents Proposal C — RESOLVED, as a non-binding advisory resolution, that the removal of the ability of New Movella stockholders to take action by written consent in lieu of a meeting be approved.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 4 — Advisory Governing Documents Proposal D — RESOLVED, as a non-binding advisory resolution, that the amendment and restatement of the Existing Governing Documents be approved and that all other changes necessary or, as mutually agreed in good faith by Pathfinder and Movella, desirable in connection with the replacement of Existing Governing Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication (copies of which are attached to the proxy statement/prospectus as Annex B and Annex C, respectively), including (i) changing the post-Business Combination corporate name from "Pathfinder Acquisition Corporation" to "Movella Holdings Inc." (which is expected to occur upon the consummation of the Domestication), (ii) making New Movella's corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation and the federal district courts of the United States of America as the exclusive forum for litigation arising out of the Securities Act of 1933, as amended, and (iv) removing certain provisions related to Pathfinder's status as a blank check company that will no longer be applicable upon consummation of the Business Combination be approved.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 5 — The Nasdaq Proposal — RESOLVED, as an ordinary resolution, that for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of shares of New Movella Common Stock be approved.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 6 — The Stock Incentive Plan Proposal — RESOLVED, as an ordinary resolution, that the Movella Holdings Inc. 2022 Stock Incentive Plan, a copy of which is attached to the proxy statement/prospectus as Annex D, be adopted and approved.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 7 — The ESPP Proposal — RESOLVED, as an ordinary resolution, that the Movella Holdings Inc. 2022 Employee Stock Purchase Plan, a copy of which is attached to the proxy statement/prospectus as Annex E, be adopted and approved.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 8 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates (i) to solicit additional proxies for the purpose of obtaining approval by the Pathfinder shareholders for each of the proposals necessary to consummate transactions contemplated by the Business Combination Agreement, (ii) for the absence of a quorum or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that Pathfinder has determined, based on the advice of outside legal counsel, are reasonably likely to be required under applicable law and for such supplemental or amended disclosures to be disseminated and reviewed by the Class A ordinary shareholders prior to the extraordinary general meeting; provided that, without the consent of Movella, in no event shall the extraordinary general meeting of shareholders be adjourned on more than three occasions or to a date that is more than fifteen (15) business days later than the most recently adjourned meeting or to a date that is beyond the termination date of the Business Combination Agreement, at the extraordinary general meeting be approved.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Each of the Business Combination Proposal, the Domestication Proposal, the Nasdaq Proposal and Charter Amendment Proposal (collectively, the "Condition Precedent Proposals") is conditioned on the approval and adoption of each of the other Condition Precedent Proposals. The Stock Incentive Plan Proposal and the ESPP Proposal are each conditioned on the approval of the Condition Precedent Proposals. The Advisory Governing Documents Proposals are non-binding advisory proposals that are not conditions precedent to the consummation of the Business Combination and a vote against will have no impact on the provisions of the Proposed Governing Documents. None of the Advisory Governing Documents Proposals or the Adjournment Proposal are conditioned on any other proposal. The Adjournment Proposal, to the extent that it is put to the extraordinary general meeting, may be proposed as the first resolution at the extraordinary general meeting.

CONTROL NUMBER

____

Signature______________________ **Signature, if held jointly**______________________ **Date**__________, **2023**

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.